Hartford Life Insurance Company

ICMG Registered Variable Life Separate Account A:

333-60515	OmniSource

Hartford Life and Annuity Insurance Company

ICMG Registered Variable Life Separate Account One

033-63731	OmniSource

Supplement Dated June 7, 2007 to the Prospectus Dated May 1, 2007

Hartford International Capital Appreciation HLS Fund – Fund Name Change

Effective on July 27, 2007, The Board of Directors approved a name change of the Hartford International Capital Appreciation HLS Fund to the Hartford International Growth HLS Fund.  All references in your prospectus to the Hartford International Capital Appreciation HLS Fund should be deleted and replaced with the Hartford International Growth HLS Fund.

This supplement should be retained with the prospectus for future reference.

HV-6126